PLEDGE AGREEMENT

This PLEDGE AGREEMENT, dated Stuart Graham, as of December 20, 2007 (this "Pledge Agreement"), is executed by and among TransWorld Benefits International, Inc., a Nevada corporation ("Debtor"), Charles Seven, an individual ("Pledgor"), in favor of Summer Ventures ( "Secured Party").

RECITALS

A.   Debtor has executed a Subordinated Secured Convertible Promissory Note (the "Note") in favor of Secured Party.

B.           In order to induce Secured Party to extend the credit evidenced by the Note, Pledgor, who is a principal of Debtor and is deriving a benefit from the transactions contemplated by the Note and this Pledge Agreement, has agreed to,enter into this Pledge Agreement and to pledge and grant to Secured Party the security interest in the Collateral described below.

AGREEMENT

NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Pledgor hereby agrees with Secured Party as follows:

1.             Definitions and Interpretation. Unless otherwise defined herein, all other capitalized terms used herein and defined in the Note shall have the respective meanings given to those terms in the Note, and all terms defined in the California Uniform Commercial Code (the "UCC") shall have the respective meanings given to those terms in the UCC.

2.             The Pledge. To secure the Obligations.as defined in Section 3 hereof, Pledgor hereby pledges and assigns to Secured Party, and grants to Secured Party a security interest in, all of Pledgor's right, title and interest, whether now existing or hereafter arising in all instruments, certificated and uncertificated securities, money and general intangibles of, relating to or arising from the following property (the "Pledged Collateral"):

(a) The securities of Debtor owned by Pledgor listed on Schedule A hereto, which securities (to the extent they are currently held by Pledgor) are more particularly described on Schedule A hereto (the "Securities"), together with any additional securities of Debtor hereafter acquired by Pledgor (collectively, with the Securities, the "Pledged Securities");

(b) All dividends (including cash dividends), other distributions (including redemption proceeds), or other property, securities or instruments in respect of or in exchange for the Pledged Securities, whether by way of dividends, stock dividends, recapitalizations, mergers, consolidations, split-ups, combinations or exchanges of shares or otherwise; and

(c) All proceeds of the foregoing ("Proceeds").

    3.    Security for Obligations. The obligations secured by this Pledge Agreement (the "Obligations") shall mean and include all loans, advances, debts, liabilities and obligations, howsoever arising, owed ,by DebtOr to the Secured Party of every kind and description (whether or not evidenced by any note or instrument and whether or not for the payment of money), now existing or hereafter arising under or pursuant to the terms of the Note or any other instrument or agreement, including, all interest, fees, charges, expenses, attorneys' fees and costs and accountants' fees and costs chargeable to and payable by Debtor hereunder and thereunder, in each case, whether direct or indirect, absolute or contingent, due or to become due, and whether or not arising after the commencement of a proceeding under Title 11 of the United States Code (11 U.S.C. Section 101 et seq.), as amended from time to time (including post-petition interest) and whether or not allowed or allowable as a claim in any such proceeding.

    4.             Delivery of Pledged Collateral; Financing Statements. All certificates or instruments representing or evidencing the Pledged Collateral shall be promptly delivered to Secured Party and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Secured Party. Concurrently with the execution of this Pledge Agreement, Pledgor shall execute and deliver to Secured Party the UCC-1 financing statement prOvided by Secured Party.

    5.    Representations and Warranties. Pledgor hereby represents and warrants as follows:

    (a)           Issuance of Pledged Securities, Etc. The Pledged Securities are owned by Pledgor free and clear of any and all liens, pledges, encumbrances or charges, and Pledgor has not optioned or otherwise agreed to sell, hypothecate, pledge, or otherwise encumber or dispose of the Pledged Securities.

    (b)           Security Interest. The pledge of the Pledged Collateral creates a valid security interest in the Pledged Collateral, which security interest is a perfected and first priority security interest, securing the payment of the Obligations and the obligations hereunder. Upon the payment in full of the amounts owed under the Note or upon the sale by Debtor of an aggregate of 100,000 Cardflex cards, the security interest granted herein shall terminate and all rights to the Collateral shall revert to Pledgor, and Secured Party shall then immediately return the Pledged Securities to Pledgor. Upon such termination Secured Party hereby authorizes Pledgor and Debtor to file any UCC termination statements necessary to effect such termination and Secured Party will execute and deliver to Company any additional documents or instruments as Company shall reasonably request to evidence such termination.

    (c)   Restatement of Representations and Warranties. On and as of the date any property becomes Pledged Collateral, the foregoing representations and warranties shall be deemed restated with respect to such additional Pledged Collateral.

    6.    Further Assurance. Pledgor agrees that at any time and from time to time, at Pledgor's  expense, Pledgor will promptly execute and deliver all further instruments and documents including without limitation all additional  Pledge Securities and take all further action, that may be necessary as desirable or that the secured party may reasonably request, in order to perfect and protect.

any security interest granted or purported to be granted hereby or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral.

    7.    Voting Rights; Dividends; Etc.

    (a)          Rights Prior to an Event of Default. So long as no Event of Default shall have occurred and be continuing:

          (i) Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Securities or any part thereof for any purpose not inconsistent with the terms of this Pledge Agreement.

          (ii) Pledgor shall be entitled to receive and retain free and clear of the security interest of Secured Party hereunder any and all dividends and interest paid in respect of the Pledged Securities, provided, however; that any and all (A) dividends and interest paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for any Pledged Securities, (B) dividends and other distributions paid or payable in cash in respect of any Pledged Securities in connection with a partial or total liquidation or dissolution or in connection With a reduction of capital, capital surplus or paid-in-surplus, and (C) cash paid, payable or otherwise distributed in respect of principal of, or in redemption of, or in exchange for, any Pledged Securities, shall be, and shall be forthwith delivered to Secured Party to hold as, Pledged Collateral and shall, if received by Pledgor, be received in trust for the benefit of Secured Party, be segregated from the other property or funds of Pledgor and be forthwith delivered to Secured Party as Pledged Collateral in the same form as so received (with any necessary endorsement) to be held as part of the Pledged Collateral.

    (b)         Rights Following an Event of Default. Upon the occurrence and during the continuance of an Event of Default:

          (i) All rights of Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 7(a)(i) and to receive the dividends and interest payments which it would otherwise be authorized to receive and retain pursuant to Section 7(a)(ii) shall cease and all such rights shall thereupon become vested in Secured Party which shall thereupon have the sole right, but not the obligation, to exercise such voting and other consensual rights and to receive and hold as Pledged Collateral.such dividends and interest payments.

          (ii) All dividends and interest payments which are received by Pledgor contrary to the provisions of subparagraph (i) of this Section 7(b) shall be received in trust for the benefit of Secured Party, shall be segregated from other funds of Pledgor and shall be forthwith delivered to Secured Party as Pledged Collateral in the same form as so received (with any necessary endorsement).

    8.    Events of Default; Remedies.

    (a)         Event of Default. An Event of Default shall be deemed to have occurred under this Pledge Agreement upon..the occurrence and during the continuance of an Event of Default under the Note.

    (b)         Rights Under the UCC. In addition to all other rights granted hereby, and otherwise by law, Secured Party shall have, with respect to the Pledged Collateral, the rights and obligations of a secured party under the UCC.

    (c)         Sale of Pledged Collateral. Pledgor acknowledges and recognizes that Secured Party may be unable to effect a public sale of all or a part of the Pledged Securities and may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obligated to agree, among other things, to acquire the Pledged Securities for their own account, for investment and not with a view to the distribution or resale thereof. Pledgor acknowledges that any such private sales may be at prices and on terms less favorable to Secured Party than those of public sales, and agrees that so long as such sales are made in good faith such private sales shall be deemed to have . been made in a commercially reasonable manner and that Secured Party has no obligation to delay sale of any Pledged Securities to permit the issuer thereof to register it for public sale under the Securities Act of 1933, as amended or under any state securities law.

    (d)         Compliance with the Exchange Act. Upon the occurrence of an Event of Default and at Secured Party's request, Debtor agrees to use its best efforts to disseminate publicly all information required to be disseminated pursuant to the Securities Exchange Act of 1934, as amended, or to otherwise make available such information as to permit the public or private sale of the Pledged Collateral in accordance with the terms of this Pledge Agreement. Debtor further agrees to cooperate with Secured Party in taking whatever additional action may be required to effect such public or private sale of the Pledged Collateral.

    (e)          Notice, Etc. In any case where notice of sale is required, ten (10) days' notice shall be deemed reasonable notice. Secured Party may have resort to the Pledged Collateral or any portion thereof with no requirement on the part of Secured Party to proceed first against any other Person or property.

    (f)          Other Remedies. Upon the occurrence and during the continuance of an Event of Default, (i) at the request of Secured Party, Pledgor shall assemble and make available to Secured Party all records relating to the Pledged Securities at any place or places specified by Secured Party, together with such other information as Secured Party shall request concerning Pledgor's ownership of the Pledged Securities and relationship to Debtor; and (ii) Secured Party or its nominee shall have the right, but shall not be obligated, to vote or give consent with respect to the Pledged Securities or any part thereof.

    9.   Secured Party Appointed Attorney-in-Fact.

    Pledgor hereby appoints Secured Party as Pledgor's attorney-in-fact, with full authority in the place and stead of Pledgor and in the name of Pledgor or otherwise, from time to time in Secured Party's discretion and to the full extent permitted by law to take any action and to execute any instrument which Secured Party may deem reasonably necessary or advisable to accomplish the purposes of this Pledge Agreement in accordance with the terms and provisions hereof, including without limitation, to receive, endorse and collect all instruments made payable to Pledgor representing any dividend, interest payment or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same.

    Pledgor hereby ratifies all reasonable actions that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable. The powers conferred on Secured Party hereunder are solely to protect its interests in the Pledged Collateral and shall not impose any duty upon Secured Party to exercise any such powers. Secured Party shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and in no event shall Secured Party or any of its officers, directors, employees or agents be responsible to Pledgor for any act or failure to act, except for gross negligence or willful misconduct.

    10.         Miscellaneous.

    (a)          Notices. Except as otherwise provided herein, all notices, requests, demands, consents, instructions or other communications to or upon Secured Party or Pledgor under this Agreement or the Note shall be in writing and telecopied, mailed or delivered to each party at the address or telecopier number last given to the other party. All such notices and communications shall be effective (a) when sent by Federal Express or other overnight service of recognized standing, on the business day following the deposit with such service; (b) when mailed by registered or certified mail, first class postage prepaid and addressed as aforesaid through the United States Postal Service, upon receipt; (c) when delivered by hand, upon delivery; and (d) when telecopied, upon confirmation of receipt.

    (b)         Nonwaiver. No failure or delay on Secured Party's part in exercising any right hereunder shall operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right.

    (c)          Amendments and Waivers. This Pledge Agreement may not be amended or modified, nor may any of its terms be waived, except by written instruments signed by Debtor, Pledgor, and Secured Party. Each waiver or consent under any provision hereof shall be effective only in the specific instances for the purpose for which given. .

    (d)          Assignments. This Pledge Agreement shall be binding upon and inure to the benefit of Secured Party, Debtor, and Pledgor and their respective successors and assigns; provided, however, that Pledgor may not assign its rights and duties hereunder without the prior written consent of Secured Party.

    (e)              Cumulative Rights, etc. The rights, powers and remedies of Secured Party under this Pledge Agreement shall be in addition to all rights, powers and remedies given to Secured Party by virtue of any applicable law, rule or regulation of any governmental authority, the Note or any other agreement, all of which rights, powers, and remedies shall be cumulative and may be exercised successively or concurrently without impairing Secured Party's rights hereunder. Pledgor waives any right to require Secured Party to proceed against any Person or to exhaust any collateral or to pursue any remedy in Secured Party's power.

    (f)   Payments Free of Taxes, Etc. All payments made by Pledgor under this Pledge Agreement shall be made by Pledgor free and clear of and without deduction for any and all present and future taxes, levies, charges, deductions and withholdings. In addition, Pledgor shall pay upon demand any stamp or other taxes, levies or charges of any jurisdiction with respect to the execution, delivery, registration, performance and enforcement of this Pledge Agreement. Upon request by Secured Party, Pledgor shall furnish evidence satisfactory to Secured Party or such Secured Party that all requisite authorizations and approvals by, and notices to and filings with, governmental authorities and regulatory bodies have been obtained and made and that all requisite taxes, levies and charges have been paid.

    (g)         Partial Invalidity. If any time any provision of this Pledge Agreement is or becomes illegal, invalid or unenforceable in any respect under the law or any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Pledge Agreement nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby. ,

    (h)         Expenses. Each of the parties shall bear its own costs in connection with the preparation, execution and delivery of, and the exercise of its duties under, this Pledge Agreement and the Note.

    (i)           Governing Law. This Pledge Agreement shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules (except to the extent governed by the UCC).

IN WITNESS WHEREOF, the parties have caused this Pledge Agreement to be executed as of the day and year first above written.

TRANSWORLD BENEFITS INTERNATIONAL, INC.

By: /s/ Charles Seven
Name Charles Seven
Title: CEO

ACKNOWLEDGED: Summer Ventures

[SECURED PARTY]

By: /s/ A. M. Phillips
Name A. M. Phillips
Title: Manager

SCHEDULE A

TO PLEDGE AGREEMENT

SHARES

Issuer	Certificate No.	Certificate Date	Registered Holder
TransWorld Benefits International, Inc.			Charles Seven

EXHIBIT B

Subordinated Secured Convertible Promissory Note

THIS NOTE AND THE SECURITIES ISSUABLE UPON THE CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL'SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

TRANSWORLD BENEFITS INTERNATIONAL, INC.

SUBORDINATED SECURED CONVERTIBLE PROMISSORY NOTE

$250,000.00	December 20,2007

Costa Mesa California

    FOR VALUE RECEIVED, TransWorld Benefits International, Inc., a Nevada corporation (the "Company"), promises to pay to Summer Ventures ("Investor"), or its registered assigns, in lawful money of the United States of America the principal sum of Two Hundred Fifty Thousand Dollars ($250,000), or such lesser amount as shall equal the outstanding principal amount hereof, together with interest from the date of this Note on the unpaid principal balance at a rate equal to 8.00% per annum, computed on the basis of the actual number of days elapsed and a year of 365 days, payable quarterly in arrears. All unpaid principal, together with any then unpaid and accrued interest and other amounts payable hereunder, shall be due and payable on the earlier of (i) December 20 2010 (the "Maturity Date"), or (ii) when, upon or after the occurrence of an Event of Default (as defined below), such amounts are declared due and payable by Investor or made automatically due and payable in accordance with the terms hereof. Notwithstanding anything contained herein to the contrary, on the date that is 120 days after the date of this Note and thereafter, Investor shall have the right to declare the amounts then outstanding under this Note immediately due and payable by providing written notice to the Company (the "Put Right"); provided, however, effective upon the sale by the Company of an aggregate of 100,000. Cardflex cards, the Put Right shall be automatically terminated.

THE OBLIGATIONS DUE UNDER THIS NOTE ARE SECURED BY A PLEDGE AGREEMENT (THE "PLEDGE AGREEMENT") DATED AS OF THE DATE HEREOF AND EXECUTED BY COMPANY FOR THE BENEFIT OF THE INVESTOR. ADDITIONAL RIGHTS OF INVESTOR ARE SET FORTH IN THE PLEDGE AGREEMENT.

    The following is a statement of the rights of Investor and the conditions to which this Note is subject, and to which Investor, by the acceptance of this Note, agrees:

    1.    Definitions. As used in this Note, the following capitalized terms have the following meanings:

    (a)          "Additional Shares of Common" shall mean all shares of common stock issued by the Company after the date of this Note, other than issuances of:

          (i) shares of common stock issued or issuable to officers, directors and employees of, or consultants to, the Company pursuant to stock grants, option plans, purchase plans or other employee stock incentive programs or arrangements approved by the Board of Directors, or upon exercise of options or warrants granted to such parties pursuant to any such plan or arrangement;

          (ii) shares of common stock issued upon the exercise or conversion of options or convertible securities outstanding as of the date of this Note; and

          (iii) shares of common stock and rights to acquire shares of common stock otherwise exempted in writing by Investor.

    (b)         the "Company" includes the corporation initially executing this Note and any Person which shall succeed to or assume the obligations of the Company under this Note.

    (c)          "Event of Default" has the meaning given in Section 5 hereof.

    (d)          "Investor" shall mean the Person specified in the introductory paragraph of this Note or any Person who shall at the time be the registered holder of this Note.

    (e)          "Material Adverse Effect" shall mean a material adverse effect on (a) the business, assets, operations, prospects or financial or other condition of the Company; (b) the ability of the Company to pay or perform the Obligations in accordance with the terms of this Note and the other Transaction Documents and to avoid an Event of Default, or an event which, with the giving of notice or the passage of time or both, would constitute an Event of Default, under any Transaction Document; or (c) the rights and remedies of Investor under this Note, the other Transaction Documents or any related document, instrument or agreement.

    (f)          "Obligations" shall mean and include all loans, advances, debts, liabilities and obligations, howsoever arising, owed by the Company to Investor of every kind and description (whether or not evidenced by any note or instrument and whether or not for the payment of money), now existing or hereafter arising under or pursuant to the terms of this Note, the Warrant, and the Pledge Agreement, including, all interest, fees, charges, expenses, attorneys' fees and costs and accountants' fees and costs chargeable to and payable by the Company hereunder and thereunder, in each case, whether direct or indirect, absolute or contingent, due or to become due, and whether or not arising after the commencement of a proceeding under Title 11 of the United States Code (11 U. S. C. Section 101 et seq.), as amended from time to time (including post-petition interest) and whether or not allowed or allowable as a claim in any such proceeding.

    (g)         "Person" shall mean and include an individual, a partnership, a corporation (including a business trust), a joint stock company, a limited liability company, an unincorporated association, a joint venture or other entity or a governmental authority.

    (h)         "Pledge Agreement" has the meaning given in the introductory paragraphs to this Note.

    (i)           "Securities Act" shall mean the Securities Act of 1933, as amended.

    (j)   "Senior Indebtedness" shall mean all indebtedness of the Company to banks, commercial finance lenders, insurance companies, leasing or equipment financing institutions or other lending institutions regularly engaged in the business of lending money excluding venture capital, investment banking or similar institutions which sometimes engage in lending activities but - which are primarily engaged in investments in equity securities, which is for money borrowed, or purchase or leasing of equipment in the case of lease or other equipment financing, whether or not secured.

    (k)         "Subsidiary" shall mean (a) any corporation of which more than 50% of the issued and outstanding equity securities having ordinary voting power to elect a majority of the Board of Directors of such corporation is at the time directly or indirectly owned or controlled by the Company, (b) any partnership, joint venture, or other association of which more than 50% of the equity interest having the power to vote, direct or control the management of such partnership, joint venture or other association is at the time directly or indirectly owned and controlled by the Company, (c) any other entity included in the financial statements of the Company on a consolidated basis.

    (1)          "Transaction Documents" shall mean this Note, the Warrant, and the Pledge Agreement.

    (m)         "Warrant" shall mean that certain common stock purchase warrant issued by the Company to Investor of even date herewith.

    2.    Interest. Accrued interest on this Note shall be payable quarterly in arrears until the outstanding principal amount hereof shall be paid in full at maturity.

    3.    Prepayment. This Note may be prepaid in whole or in part at any time, without premium or penalty.

    4.           Representations and Warranties.

    (a)          The Company represents and warrants to Investor that:

                  (i) The Company (i) is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation; (ii) has the power and authority to own, lease and operate its properties and carry on its business as now conducted; and (iii) is duly qualified, licensed to do business and in good standing as a foreign corporation in each jurisdiction where the failure to be so qualified or licensed could reasonably be expected to have a Material Adverse Effect.

          (ii) The execution, delivery and performance by the Company of each Transaction Document to be executed by the Company and the consummation of the transactions contemplated thereby (i) are within the power of the Company and (ii) have been duly authorized by all necessary actions on the part of the Company.

                  (iii) Each Transaction Document executed, or to be executed, by the Company has been, or will be, duly executed and delivered by the Company and constitutes, or will constitute, a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors' rights generally and general principles of equity.

                  (iv) The execution and delivery by the Company of the Transaction Documents executed by the Company and the performance and consummation of the transactions contemplated thereby do not and will not (i) violate the Company's Articles of Incorporation or Bylaws ("Charter Documents") or any material judgment, order, writ, decree, statute, rule or regulation applicable to the Company; (ii) violate any provision of, or result in the breach or the acceleration of, or entitle any other Person to accelerate (whether after the giving of notice or lapse of time or both), any material mortgage, indenture, agreement, instrument or contract to which the Company is a party or by which it is bound; or (iii) result in the creation or imposition of any Lien upon any property, asset or revenue of the Company (other than any Lien arising under the Transaction Documents) or the suspension, revocation, impairment, forfeiture, or nonrenewal of any material permit, license, authorization or approval applicable to the Company, its business or operations, or any of its assets or properties.

          (v) No consent, approval, order or authorization of, or registration, declaration or filing with, any governmental authority or other Person (including, without limitation, the shareholders of any Person) is required in connection with the execution and delivery of the Transaction Documents executed by the Company and the performance and consummation of the transactions contemplated thereby.

    (b)   Investor represents and warrants to the Company that:

          (i) Investor has full legal capacity, power and authority to execute and deliver each of the Transaction Documents and to perform its obligations hereunder. Each of Transaction Documents executed by Investor is a valid and binding obligation of Investor, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors' rights generally and general principles of equity.

          (ii) Investor has been advised that the Note, the Warrant and the underlying securities have not been registered under the Securities Act, or any state securities laws and, therefore, cannot be resold unless they are registered under the Securities Act and applicable state securities laws or unless an exemption from such registration requirements is available. Investor is aware that, except as set forth in the Note and the Warrant, the Company is under no obligation to effect any such registration with respect to the Note, the Warrant or the underlying securities or to file for or comply with any exemption from registration. Investor has not been formed solely for the purpose of making this investment and is purchasing the Notes or Warrant to be acquired by Investor hereunder for its own account for investment, not as a nominee or agent, and not with a view to, or for resale in connection with, the distribution thereof. Investor has such knowledge and experience in financial and business matters that Investor is capable of evaluating the merits and risks of such investment, is able to incur a complete loss of such investment and is able to bear the economic risk of such investment for an indefinite period of time. Investor is an accredited investor as such term is defined in Rule 501 of Regulation D under the Securities Act.

          (iii) Investor acknowledges that the Company has given Investor access to the corporate records and accounts of the Company and to all information in its possession relating to the Company, has made its officers and representatives available for interview by Investor, and has furnished Investor with all documents and other information required for Investor to make an informed decision with respect to the investment in the Company pursuant to the Transaction Documents.

    5.           Events of Default. The occurrence of any of the following shall constitute an "Event of Default" under this Note and the other Transaction Documents:

(a) Failure to Pay. The Company shall fail to pay (i) when due any principal or interest payment on the due date hereunder or (ii) any other payment required under the terms of this Note or any other Transaction Document on the date due and such payment shall not have been made within five days of the Company's receipt of Investor's written notice to the Company of such failure to pay; or

(b) Breaches of Covenants. The Company shall fail to observe or perform any other covenant, obligation, condition or agreement contained in this Note or the other Transaction Documents (other than those specified in Sections 5(a)) and (i) such failure shall continue for 15 days, or (ii) if such failure is not curable within such 15-day period, but is reasonably capable of cure within 30 days, either (A) such failure shall continue for 30 days or (B) the Company or its Subsidiary shall not have commenced a cure in a manner reasonably satisfactory to Investor within the initial 15-day period; or

(c) Representations and Warranties. Any representation, warranty, certificate, or other statement (financial or otherwise) made or furnished by or on behalf of the Company to Investor in writing in connection with this Note or any of the other Transaction Documents, or as an inducement to Investor to enter into this Note and the other Transaction Documents, shall be false, incorrect, incomplete or misleading in any material respect when made or furnished; or

(d) Voluntary Bankruptcy or Insolvency Proceedings. The Company shall (i) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property, (ii) be unable, or admit in writing its inability, to pay its debts generally as they mature, (iii) make a general assignment for the benefit of its or any of its creditors, (iv) be dissolved or liquidated, (v) become insolvent (as such term may be defined or interpreted under any applicable statute), (vi) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it, or (vii) take any action for the purpose of effecting any of the foregoing; or

(e)            Involuntary Bankruptcy or Insolvency Proceedings. Proceedings for the appointment of a receiver, trustee, liquidator or custodian of the Company or of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to the Company or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced and an order for relief entered or such proceeding shall not be dismissed or discharged within 30 days of commencement.

    6.   Rights of Investor upon Default. Upon the occurrence or existence of any Event of Default (other than an Event of.Default described in Sections 5(d) or 5(e)) and at any time thereafter during the continuance of such Event of Default, Investor may, by written notice to the Company, declare all outstanding Obligations payable by the Company hereunder to be immediately due and payable without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the other Transaction Documents to the contrary notwithstanding. Upon the occurrence or existence of any Event of Default described in Sections 5(d) and 5(e), immediately and without notice, all outstanding Obligations payable by the Company hereunder shall automatically become immediately due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the other Transaction Documents to the contrary notwithstanding. In addition to the foregoing remedies, upon the occurrence or existence of any Event of Default, Investor may exercise any other right power or remedy granted to it by the Transaction Documents or otherwise permitted to it by law, either by suit in equity or by action at law, or both.

    7.    Conversion.

(a)            Optional Conversion. On or prior to the Maturity Date, all or a portion of the outstanding principal amount of this Note shall be convertible at the option of the Investor into that number of shares of the Company's Common Stock as is determined by dividing such principal amount by $0.25 per share (adjusted to reflect subsequent stock dividends, stock splits, combinations or recapitalizations), and subject to adjustment per Section 7(c) below. Before Investor shall be entitled to convert this Note into shares of Common Stock under this Section 7(a), the Investor shall execute and deliver to. the Company a common stock purchase agreement reasonably acceptable to the Company containing customary representations and warranties and transfer restrictions. In addition, before Investor shall be entitled to convert this Note: into shares of Common Stock under this Section 6(a), it shall surrender this Note, duly endorsed, at the office of the Company and shall give written notice to the Company at its principal corporate office, of the election to convert the same pursuant to this Section, and shall state therein the amount of the unpaid principal amount of this Note to be converted and the name or names in which the certificate or certificates for shares of Common Stock are to be issued. The Company shall, as soon as practicable thereafter, issue and deliver at such office to Investor a certificate or certificates for the number of shares of Common Stock to which Investor shall be entitled upon conversion (bearing such legends as are required by the common stock purchase agreement, and applicable state and federal securities laws in the opinion of counsel to the Company), together with a replacement Note (if any principal amount is not converted) and any other securities and property to which Investor is entitled upon such conversion under the terms of this Note, including a check payable to Investor for any cash amounts payable as described in Section 7(b). The conversion shall be deemed to have been made immediately prior to the close of business on the date of the surrender of this Note, and the Person or Persons entitled to receive the shares of Common Stock upon such conversion shall be treated for all purposes as the record Investor or Investors of such shares of Common Stock as of such date.

(b) Fractional Shares; Interest; Effect of Conversion. No fractional shares shall be issued upon conversion of this Note. In lieu of the Company issuing any fractional shares to Investor upon the conversion of this Note, the Company shall pay to Investor an amount equal to the product obtained by multiplying the conversion price by the fraction of a share not issued pursuant to the previous sentence. In addition, the Company shall pay to Investor any interest accrued on the amount converted and on the amount to be paid to the Company pursuant to the previous sentence. Upon conversion of this Note in full and the payment of any amounts specified in this Section 7(b), the Company shall be forever released from all its obligations and liabilities under this Note.

(c) Antidilution Adjustment. In the event the Company shall issue Additional Shares of Common without consideration or for a consideration per share less than the conversion price of the Note then in effect on the date of and immediately prior to such issue, then, the conversion price of the Note as set forth in Section 7(a) above shall be reduced, concurrently with such issue, to a price (calculated to the nearest cent) determined by multiplying such conversion price by a fraction, the numerator of which shall be the number of shares of common stock outstanding immediately prior to such issue plus the number of shares which the aggregate consideration received by the Company for the total number of Additional Shares of Common so issued would purchase at such conversion price, and the denominator of which shall be the number of shares of common stock outstanding immediately prior to such issue plus the number of.such Additional Shares of Common so issued. For the purposes of this subsection, all shares of common stock issuable upon the exercise and/or conversion of any outstanding convertible securities of the Company and all outstanding options shall be deemed to be outstanding.

    8.    Successors and Assigns. Subject to the restrictions on transfer described in Sections 10 and 11 below, the rights and obligations of the Company and Investor shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

    9.    Waiver and Amendment. Any provision of this Note may be amended, waived or modified upon the written consent of the Company and Investor.

    10.          Transfer of this Note or Securities Issuable on Conversion Hereof. With respect to any offer, sale or other disposition of this Note or securities into which such Note may be converted, Investor will give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of Investor's counsel, or other evidence if reasonably satisfactory to the Company, to the effect that such offer, sale or other distribution may be effected without registration or qualification (under any federal or state law then in effect). Upon receiving such written notice and reasonably satisfactory opinion, if so requested, or other evidence, the Company, as promptly as practicable, shall notify Investor that Investor may sell or otherwise dispose of this Note or such securities, all in accordance with the terms of the notice delivered to the Company. If a determination has been made pursuant to this Section 10 that the opinion of counsel for Investor, or other evidence, is not reasonably satisfactory to the Company, the Company shall so notify Investor promptly after such determination has been made. Each Note thus transferred and each certificate representing the securities thus transferred shall bear a legend as to the applicable restrictions.on transferability in order to ensure compliance with the Act, unless in the opinion of counsel for the Company such legend is not required in order to ensure compliance with the Act. Prior to presentation of this Note for registration of transfer, the Company shall treat the registered holder hereof as the owner and holder of this Note for the purpose of receiving all payments of principal and interest hereon and for all other purposes whatsoever, whether or not this Note shall be overdue and the Company shall not be affected by notice to the contrary.

    11.         Assignment by the Company. Neither this Note nor any of the rights, interests or obligations hereunder may be assigned, by operation of law or otherwise, in whole or in part, by the Company without the prior written consent of Investor.

    12.         Notices. All notices, requests, demands, consents, instructions or other communications required or permitted hereunder shall in writing and faxed, mailed or delivered to each party at the respective addresses as set forth herein. All such notices and communications will be deemed effectively given the earlier of (i) when received, (ii) when delivered personally, (iii) one business day after being delivered by facsimile (with receipt of appropriate confirmation), (iv) one business day after being deposited with an overnight courier service of recognized standing or (v) four days after being deposited in the U.S. mail, first class with postage prepaid.

If to the Company:

With a copy to (which shall not constitute notice):

Greenberg Traurig, LLP
3161 Michelson Drive, Suite 1700 Irvine, California 92612
Fax: (949) 732-6501
Attention: Raymond A. Lee, Esq.

If to Investor:

    13.         Subordination. The indebtedness evidenced by this Note is hereby expressly subordinated, to the extent and in the manner hereinafter set forth, in right of payment to the prior payment in full of all of Company's Senior Indebtedness.

(a) Insolvency Proceedings. If there shall occur any receivership, insolvency, assignment for the benefit of creditors, bankruptcy, reorganization, or arrangements with creditors (whether or not pursuant to bankruptcy or other insolvency laws), sale of all or substantially all of the assets, dissolution, liquidation, or any other marshaling of the assets and liabilities of Company, (i) no amount shall be paid by Company in respect of the principal of, interest on or other amounts due with respect to this Note at the time outstanding, unless and until the principal of and interest on the Senior Indebtedness then outstanding shall be paid in full, and (ii) no claim or proof of claim shall be filed with Company by or on behalf of Investor which shall assert any right to receive any payments in respect of the principal of and interest on this Note except subject to the payment in full of the principal of and interest on all of the Senior Indebtedness then outstanding.

(b) Default on Senior Indebtedness. If there shall occur an event of default which has been declared in writing with respect to any Senior Indebtedness, as defined therein, or in the instrument under which it is outstanding, permitting the holder to accelerate the maturity thereof and Investor shall have received written notice thereof from the holder of such Senior Indebtedness, then, unless and until such event of default shall have been cured or waived or shall have ceased to exist, or all Senior Indebtedness shall have been paid in full, no payment shall be made in respect of the principal of or interest on this Note, unless within one hundred eighty (180) days after the happening of such event of default, the maturity of such Senior Indebtedness shall not have been accelerated.

(c) Further Assurances. By acceptance of this Note, Investor agrees to execute and deliver customary forms of subordination agreement requested from time to time by holders of Senior Indebtedness, and as a condition to Investor's rights hereunder, Company may require that Investor execute such forms of subordination agreement; provided that such forms shall not impose on Investor terms less favorable than those provided herein.

(d) Other Indebtedness. No indebtedness which does not constitute Senior Indebtedness shall be senior in any respect to the indebtedness represented by this Note.

(e) Subrogation. Subject to the payment in full of all Senior Indebtedness,Investor shall be subrogated to the rights of the holder(s) of such Senior Indebtedness (to the extent of the payments or distributions made to the holder(s) of such Senior Indebtedness pursuant to the provisions of this Section 13) to receive payments and distributions of assets of Company applicable to the Senior Indebtedness. No such payments or distributions applicable to the Senior Indebtedness shall, as between Company and its creditors, other than the holders of Senior Indebtedness and Investor, be deemed to be a payment by Company to or on account of this Note; and for purposes of such subrogation, no payments or distributions to the holders of Senior Indebtedness to which Investor would be entitled except for the provisions of this Section 13 shall, as between Company and its creditors, other than the holders of Senior Indebtedness and Investor, be deemed to be a payment by Company to or on account of the Senior Indebtedness.

               (f) No Impairment. Subject to the rights, if any, of the holders of Senior Indebtedness under this Section 13 to receive cash, securities or other properties otherwise payable or deliverable to Investor, nothing contained in this Section 13 shall impair, as between Company and Investor, the obligation of Company, subject to the terms and conditions hereof, to pay to Investor the principal hereof and interest hereon as and when the same become due and payable, or shall prevent Investor, upon default hereunder, from exercising all rights, powers and remedies otherwise provided herein or by applicable law.

                (g) Lien Subordination. Any Lien of Investor, whether now or hereafter existing in connection with the amounts due under this Note, on any assets or property of Company or any proceeds or revenues therefrom which Investor may have at any time as security for any amounts due and obligations under this Note shall be subordinate to all Liens now or hereafter granted to a holder of Senior Indebtedness by Company or by law, notwithstanding the date, order or method of attachment or perfection of any such Lien or the provisions of any applicable law.

         (h) Reliance of Holders of Senior Indebtedness. Investor, by its acceptance hereof, shall be deemed to acknowledge and agree that the foregoing subordination provisions are, and are intended to be, an inducement to and a consideration of each holder of Senior Indebtedness, whether such Senior Indebtedness was created or acquired before or after the creation of the indebtedness evidenced by this Note, and each such holder of Senior Indebtedness shall be deemed conclusively to have relied on such subordination provisions in acquiring and holding, or in continuing to hold, such Senior Indebtedness.

    14.              "Piggyback" Registration. If at any time the Company shall determine to register any of its common stock other than pursuant to (a) a registration relating solely to the sale of securities to participants in a Company employee benefits plan, (b) a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the shares of Company common stock underlying this Note ("Registrable Shares"), or (c) a registration relating to securities issued in connection with an acquisition by the Company, the Company shall send to Investor written notice of such determination and, if within 20 days after receipt of such notice, Investor shall so request in writing, the Company shall use its commercially reasonable efforts to include in such registration all or part of the Registrable Shares that Investor requests to be registered. If such regiStration involves an underwritten public offering and the managing underwriter determines in its sole discretion that marketing factors require a limitation on the number of shares that may be included in the registration, the amount of Registrable Shares shall be excluded to the extent determined by the managing underwriter.

    15.              Payment. Payment shall be made in lawful tender of the United States.

    16.               Default Rate; Usury. During any period in which an Event of Default has occurred and is continuing, the Company shall pay interest on the unpaid principal balance hereof at a rate per annum equal to the rate otherwise applicable hereunder plus five percent (5%). In the event any interest is paid on this Note which is deemed to be in excess of the then legal maximum rate, then that portion of the interest payment representing an amount in excess of the then legal maximum rate shall be deemed a payment of principal and applied against the principal of this Note.

    17.              Expenses; Waivers. If action is instituted to collect this Note, the Company promises to pay all costs and expenses, including, without limitation, reasonable attorneys' fees and costs, incurred in connection with such action. The Company hereby waives notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor and all other notices or demands relative to this instrument.

    18.               Governing Law. This Note and all actions arising out of or in connection with this Note shall be governed by and construed in accordance with the laws of the State of California, without regard to the conflicts of law provisions of the State of California, or of any other state.

[Signature Page Follows]

The Company has caused this Note to be issued as of the date first written above.

TRANS WORLD BENEFITS INTERNATIONAL, INC.
a Nevada corporation

By: /s/ Charles Seven
Name Charles Seven
Title: CEO

EXHIBIT C

Continuing Guaranty

CONTINUING GUARANTY

THIS CONTINUING GUARANTY (the "Guaranty") is entered into as of December 4, 2007 by Charles Seven, an individual residing at (the "Guarantor"), for the benefit of Summer Ventures ("Simmer") . an individual residing at 2900 Bristol St. Bldg F Suite 206, costa mesa CA 92626

RECITALS:

A. Contemporaneously with the execution of this Guaranty, TransWorld Benefits International, Inc., a Nevada corporation ("Company"), issued to Summer that certain Subordinated Secured Convertible Promissory Note dated December la; 2007 (the "Promissory Note") in the principal amount of $250,000 (the "Loan Transaction").

     B. Guarantor expects to derive material benefits resulting from the performance of the respective obligations of parties in connection with the Loan Transaction.

C. In order to induce Summer to enter into the Loan Transaction, Guarantor agreed to execute a guaranty agreement containing a grant of a security interest and, pursuant to which, Guarantor agrees to guarantee the payment and performance of Company's obligations under the Promissory Note, and to pledge his personal assets in support of such guaranty, in accordance with the terms and provisions of this Guaranty.

NOW, THEREFORE, the parties hereby agree as follows:

I.            Guaranty. The Guarantor unconditionally and irrevocably guarantees to Summer the prompt payment and performance by the Company of the Company's Obligations. The capitalized term "Obligations" means any and all of the Company's obligations under the Promissory Note for the payment of money and the performance of the Company's obligations, liabilities, agreements and covenants which are required to be paid or performed by the Company pursuant to the Promissory Note. This Guaranty is a guaranty of payment of not merely of collection.

2.            Grant of Security Interest. Guarantor hereby assigns, transfers, conveys and grants to Summer a present arid continuing security interest, pursuant to the provisions of the California Uniform Commercial Code, in all his assets and property, tangible or intangible (the "Collateral") including all proceeds arising out of any sale, transfer or other disposition of the Collateral to secure, and as security for, Guarantor's guaranty of the Obligations hereunder. Upon the failure of the Guarantor to honor its agreements hereunder, Summer shall have all of the rights and remedies of a secured party under the UCC and any other applicable laws, including, without limitation, the rights and -remedies specified in this Guaranty.

3.            Independent Obligations; Subrogation. The obligations of the Guarantor hereunder are independent of and separate from the Obligations of the Company. To the maximum extent permitted by law, the Guarantor hereby waives any claim, right or remedy which the Guarantor may now have or hereafter acquire against the Company that arises hereunder and/or from the performance of its obligations hereunder including, without limitation, any claim, remedy or right of subrogation, reimbursement, exoneration, contribution, indemnification, or participation in any claim, right or remedy of Summer against the Company or any security which. Summer now has or hereafter acquires, whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise, until the Obligations have been fully paid and finally discharged.In addition, the Guarantor hereby waives any right to proceed against the Company, now or hereafter, for contribution, indemnity, reimbursement, and any other suretyship rights and claims, whether direct or indirect, liquidated or contingent, whether arising under express or implied contract or by operation of law, which the Guarantor may now have .or hereafter have as.. against the Company with respect to the Obligations, until the Obligations have been fully paid and-finally discharged. The Guarantor also hereby waives any rights to recourse to, or with respect of, any asset of the Company until the Obligations have been fully paid and finally discharged.

    4.             Authority to Modify Obligations and Security. The Guarantor authorizes Summer, without notice. or demand and without affecting the liability of the Guarantor hereunder, from time to time, whether before or after any notice of termination hereof or before or after any default in respect of the Obligations, to: (a) renew, extend, accelerate, or otherwise change the time for payment or performance of, or otherwise change any other term or condition of any document or agreement evidencing or relating to the Obligations; (b) accept, substitute, waive, decrease, increase, release, exchange or otherwise alter any Collateral, in whole or in part, securing the Obligations or any other guaranty of the Obligations; (c) apply any and all such collateral, and direct the order or manner of sale thereof, as Summer, in his sole discretion, may determine; (d) add, release or substitute any one or more other guarantors, makers or endorsers of the Obligations, and otherwise deal with Company or any other guarantor, maker or endorser as Summer may elect; (e) in Summer's sole discretion, settle, release on terms satisfactory to Summer, or by operation of law or otherwise, compound, compromise, collect or otherwise liquidate any Obligations and/or any Collateral therefor in any manner, and bid and purchase any Collateral security at any sale thereof; (f) apply any and all payments or recoveries from the Company, from any other guarantor, maker, endorser or from the Guarantor to such of the Obligations as Summer, in his sole discretion, may determine, whether such Obligations are secured or unsecured or guaranteed or not guaranteed by others; (a) apply any and all payments or recoveries from any other guarantor, maker or endorser of the Obligations or sums realized from collateral security furnished by any of them upon any of their Obligations or obligations to Summer as Summer, in his sole discretion, may determine; and (h) refund at any time, at Summer's sole discretion, any payment received by Summer in respect of any Obligations, and payment to Summer of the amount so refunded shall be fully guaranteed hereby even though prior thereto this Guaranty may have been cancelled or surrendered by Summer; all without in any way diminishing, releasing or discharging the liability of the Guarantor hereunder.

    5.             Waiver of Defenses. Upon default of the Company in respect of any Obligations, Summer may, at its option and without notice to the Guarantor, proceed directly against the Guarantor and its Collateral to collect and recover the full amount of the liability hereunder, or any portion thereof, and the Guarantor waives any right to require Summer to: (a) proceed against Company, or any other guarantor, endorser, or other person whomsoever; (b) proceed against or exhaust any collateral security given to or held by Summer in connection with the Obligations; (c) give notice of the terms, time and place of any public or private sale of any real or personal property security for the Obligations, including the Collateral, or any other guaranty of the Obligations; or (d) pursue any other remedy in Summer's power whatsoever. A separate action or actions may be brought and prosecuted against the Guarantor whether or not action is brought against Company and/or any other guarantor, maker or endorser of the Obligations and whether Company and/or any other guarantor, maker or endorser be joined in any such action or actions; and the Guarantor waives the benefit of any statute of limitations affecting the liability hereunder or the enforcement hereof, and agrees that any payment of any Obligations or other act which shall toll any statute of limitations applicable thereto shall similarly operate to toll such statute of limitations applicable to the liability hereunder.

       6.            Right to Dispose of Security; Impairment of Rights. The Guarantor hereby authorizes and empowers Summer in his sole discretion, without any notice or demand to the Guarantor whatsoever and without affecting the liability of the Guarantor hereunder, to exercise any right or  remedy which Summer may hive available to him including but not limited to, judicial foreclosure, exercise of rights of power of sale without judicial action, or-taking a deed or an assignment in lieu: of foreclosure as to any collateral security for the Obligations, whether. real, personal or intangible property, and the Guarantor hereby wail,. es any defense to the recovery by Summer against.the Guarantor of any deficiency after such action notwithstanding any impairment or loss of any right of reimbursement or subrogation or other right or remedy against the Company, or any other guarantor, maker or endorser, or against any collateral security for the Obligations or for-any guaranty of the Obligations. The Guarantor acknowledges that the Guarantor may have a defense, based on estoppel, which arises out of the operation of Section 580(d) of the California Code of Civil Procedure in the event that Summer conducts a non-judicial foreclosure under any deed of trust securing any Obligations. The Guarantor expressly waives any such defense the Guarantor may have to any deficiency action brought by Summer against the Guarantor or benefits that may be available from California Code of Civil Procedure, Section 580 and its subdivisions or Section-726, or comparable provisions of the laws Of any other state, as well as all suretyship defenses the Guarantor would otherwise have under California law or the laws of any other jurisdiction. Without limiting the foregoing and without waiving the benefits of California Commercial Code § 950.1, the Guarantor specifically agrees that any action maintained by Summer for the appointment of any receiver, trustee or custodian to collect rents, issues or profits or to obtain possession of any property shall not constitute an "action" within the meaning of Section 726 of the California Code of Civil Procedure. Further, the Guarantor, in addition to the foregoing waivers, waives any and all rights and defenses that the Guarantor may have because the Collateral may include real property. This means, among other things: (i) Summer may collect from the Guarantor without first foreclosing on any real or personal property collateral pledged by the Company, (ii) if Summer forecloses on real property collateral pledged by the Company: (A) the amount of the debt may be reduced only by the price for which the collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price, and (B) summer may collect from the Guarantor even if Summer, by foreclosing on the real property collateral, has destroyed any right the Guarantor may have to collect from the Company. This is an unconditional and irrevocable waiver of any rights and defenses the Guarantor may have because the Company's debt is secured-by real property. These rights and defenses include, but are not limited to, any rights or defenses based upon Sections 580a, 580b, 580d, or 726 of the California Code of Civil Procedure or under applicable law of any other jurisdiction.

7.  Additional Waivers. The Guarantor waives any defense arising by reason of any disability or. other defense of the Company or by reason of the cessation from any cause whatsoever of the liability of the Company or by reason of any act or omission of Summer or others which directly or indirectly results in or aids the discharge or release of the Company from any Obligations or any security in respect thereof by operation of law or otherwise. The obligations hereunder shall be enforceable without regard to the validity, regularity or enforceability of any of the Obligations or any of the documents -related thereto, any other guaranty of the Obligations or any collateral security documents securing any of the Obligations or securing any other guaranty of the Obligations. No exercise by Summer of, and no omission of Summer to exercise, any power or authority recognized herein and no impairment or suspension of any right or remedy of Summer against the Company, any other guarantor, maker or endorser or any collateral security shall in any way suspend, discharge, release, exonerate or otherwise affect any of the Guarantor's obligations hereunder or any collateral security furnished by the Guarantor or give to the Guarantor any right of recourse against Summer. The Guarantor specifically agrees that the failure of Summer: (a) to perfect any lien on or security interest in any property heretofore or hereafter given by Company or any guarantor, maker or endorser to secure payment of the Obligations or of any guaranty of the Obligations, or to record or file any document relating thereto or (b) to file or enforce a claim against the estate (either in administration, bankruptcy or other proceeding) of the Company, any guarantor, maker or endorser, shall not in any manner whatsoever terminate, diminish, exonerate or otherwise' affect the liability of the Guarantor hereunder.

       8.             Additional. Obligations: Duty of Undersigned. Additional Obligations may be created from time to time at the request of the Company and without further authorization from or notice to the Guarantor even though Company's financial condition may deteriorate after the date hereof. In giving this Guaranty, the Guarantor is not concerned with Company's financial condition and waives the right, if any, to require Summer to disclose to the Guarantor any information it may now have or hereafter acquire concerning Company's character, credit, collateral; financial condition or other matters. The Guarantor has established adequate means to obtain from Company on a continuing basis financial and other information pertaining to .Company's business and affairs, and assumes the responsibility for being and keeping informed of the financial and other conditions of the Company and of all circumstances bearing upon the risk of nonpayment of the Obligations hereunder. Summer need not inquire into the powers of the CoMpany or the authority of its officers, directors, partners or agents acting or purporting to act in its behalf,. and any Obligations created in reliance upon the purported exercise of such power or authority are hereby guaranteed.

        9.            Notices, Demands, Etc. Summer shall be under no obligation whatsoever to make or give to the Guarantor, and the Guarantor hereby waives, notice of acceptance of this Guaranty, diligence, all rights of setoff and counterclaim against Summer, all demands, presentments, protests, notices of protests, notices of nonperformance, notices of dishonor, and all other notices of every kind or nature, including notice of the existence, creation or incurring of any new or additional Obligations.

       10.             Subordination. Any obligations of the Company now or hereafter owing to the Guarantor are hereby subordinated to all Obligations of the Company to Summer and shall not be paid in whole or in part, nor will the Guarantor accept any payment of or on account of any such obligations, without the prior written consent of Summer, at any time while the Obligations remain outstanding or the Guarantor remains liable under this Guaranty. At the request of Summer, the Company shall pay to Summer all or any part of such subordinated obligations and any amount so paid to Summer at its request shall be applied to payment of the Obligations. Each payment on .the subordinated obligations of the Company to the Guarantor received in violation of any of the provisions hereof shall be deemed to have been received by the Guarantor es trustee for Summer and shall be paid over to Summer immediately on account of the Obligations, but without otherwise affecting in any manner the Guarantor's liability under any of the provisions of this Guaranty.

       11.             Revival of Guaranty. If any payments of money or transfers of property made to Summer by the Company, any other guarantor, any maker or any endorser should for any reason subsequently-be determined to be fraudulent (within the meaning of any state or federal law relating to fraudulent conveyances), preferential or otherwise voidable or recoverable in whole or in part for any reason (herein after collectively-called "voidable transfers")under the Bankruptcy Code or any other federal or state law and Summer is required to repay or restore any such voidable transfer, or the amount or any portion thereof, then the Guarantor's liability hereunder shall automatically be revived, reinstated and restored as to any such voidable transfer or the amount repaid or restored and all costs and expenses (including attorneys' fees) of Summer related thereto, and shall exist as though such voidable transfer had never been made to Summer.

   12.            Delays: Cumulative Remedies. No failure or delay by Summer in exercising any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise of any other right, power or privilege. All rights and remedies of Summer in respect of the Obligations, any collateral security for the Obligations or for this or any other guaranty, or under any document in respect of any of the foregoing,

    18.             Captions. The captiOns or titles of the paragraphs of this Guaranty are for convenience of reference only and..shall not define or limit any of the provisions hereof.

    THE GUARANTOR HEREBY ACKNOWLEDGES RECEIPT OF A TRUE AND CORRECT COPY OF THIS GUARANTY.

    This Guaranty is made December 20, 2007.

By: /s/ Charles Seven
Name Charles Seven

EXHIBIT D

Common Stock Purchase Warrant

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND  EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE ISSUER TO SUCH EFFECT

COMMON STOCK PURCHASE WARRANT

To Purchase 500,000 Shares of Common Stock of

TRANSWORLD BENEFITS INTERNATIONAL, INC.
Warrant No.:
Number of Shares of Common Stock: 500,000
Date of Issuance: December , 2007 ("Issuance Date")

    THIS COMMON STOCK PURCHASE WARRANT (the "Warrant") certifies that, for value received,              (the "Holder"), is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the Issuance Date and on or prior to the close of business on the third anniversary of the Issuance . Date (the "Termination Date") but not thereafter, to subscribe for and purchase from TranSWorld Benefits International, Inc., a Nevada corporation (the "Company"), up to 5004000 shares (the "Warrant Shares") of Common Stock, par value $0.001 per share, of the Company (the "Common Stock"), subject to adjustment as set forth herein. The purchase price of one share of Common Stock under this Warrant shall be equal to the "Exercise Price" as defined in Section 2(b).

    Section 1. Definitions. In addition to the terms defined elsewhere in this Warrant, capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Note.

        (a) "Additional Shares of Common" shall mean all shares of common stock issued by the Company after the date of this Warrant, other than issuances of:

        (i)           shares of common stock issued or issuable to officers, directors and employees of, or consultants to, the Company pursuant to stock grants, option plans, purchase plans or other employee stock incentive programs or arrangements approved by the Board of Directors, or upon exercise of options or warrants granted to such parties pursuant to any such plan or arrangement;

        (ii) shares of common stock issued upon the exercise or conversion of options or convertible securities outstanding as of the date of this Warrant; and

        (iii) shares of common stock and rights to acquire shares of common stock otherwise exempted in writing:by Holder.

        (b)        "Business Day" means any day except Saturday, Sunday and any day which shall be a federal legal holiday in the United States.

        (c)        "Convertible Securities" means any stock or securities directly or indirectly convertible into or exercisable or exchangeable for shares of Common Stock.

        (d)         "Note" means that certain Subordinated Secured Convertible Promissory Note issued by the Company to Holder, in the principal amount of $250,000 of even date herewith.

    Section 2. Exercise.

a) Exercise of Warrant. Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Issuance Date and on or before the Termination Date by delivery to the Company of (i) a duly executed facsimile copy of the Notice of Exercise Form annexed hereto (the "Notice of Exercise") (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of such Holder appearing on the books of the Company), and (ii) payment of the aggregate Exercise Price of the shares thereby purchased. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation within 3 trading days .of the. date the final Notice of Exercise is delivered to the Company. Partial exercises of this Warrant resulting in purchases Of a portion of the total number of Warrant Shares available hereunder, and reductions pursuant to Section 3, shall have the effect of lowering the outstanding number of Warrant. Shares purchasable hereunder in an amount, equal to the applicable number of Warrant Shares purchased or reduced, as the case may be. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased or reduced and the date of such purchases or reductions. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase or reduction of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

b) Exercise Price. The exercise price per share of the Common Stock under this Warrant shall be $0.25, subject to adjustment herein (the "Exercise Price").

c) Mechanics of Exercise.

i.        Authorization of Warrant Shares. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights,represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

ii. Delivery of Certificates Upon Exercise. Certificates for Warrant Shares purchased hereunder shall be transmitted by the transfer agent of the Company to the Holder by physical delivery to the address specified by the Holder in the Notice of Exercise within 3 trading days from the delivery to the Company of the Notice of Exercise form, surrender of this Warrant (if required) and payment of the aggregate Exercise Price as set forth above.

iii.    Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant certificate, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant:

iv.   No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to ally fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, the Company shall at its election, either pay a cash :adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share.

v. Charges, Taxes and Expenses. Issuance of certificates for Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event certificates for Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder; and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

vi. Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

    Section 3. Certain Adjustments.

a) Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (A) pays a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which,, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon exercise of this Warrant), (B) subdivides outstanding shares of Common Stock into a larger number of shares, (C) combines (including by way .of reverse stock split). outstanding shares of Common Stock into a smaller number of shares, or (D) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator. shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

b) Antidilution Adjustment. In the event the Company shall issue Additional Shares of Common .Without consideration or for a consideration per share less than the Exercise Price there in effect on the date of and immediately prior to such issUe; then, the Exercise Price shall be reduced, concurrently with such issue, to a price (calculated to. the nearest cent) deterMined by multiplying such Exercise Price by a fraction, the numerator of which shall be the number of shares of common stock outstanding immediately prior. to such issue Plus the number of shares which the aggregate consideration received by the Company for, the total number of Additional Shares of Common so issued would purchase at such Exercise Price, and the denominator of which shall be the number of shares of common stock outstanding immediately prior to such issue plus the number of such Additional Shares of Common so issued. For the purposes of this subsection, all shares of common-stock issuable upon the exercise and/or conversion of any outstanding convertible securities of the Company and all outstanding options shall be deemed to be outstanding.

c)   Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date.shall be the sum of the number of-shares of Common Stock (excluding treasury shares, if any) issued and outstanding

d)  Notice to Holders. Adjustment to Exercise,Price. Whenever the Exercise Price, is adjusted pursuant to any  provision  of this Section 3, the Company's shall promptly mail to each holder a notice setting forth the Exercise  Price after such adjustment and setting forth a brief statement of  the facts requiring Such adjustment

    Section 4. Purchase Rights. In addition. to any adjustments pursuant to Section 3 above, if at any tine the Company grants, issues or sells any Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata. to the record holders of. any class of shares of Common Stock (the "Purchase Rights"), then upon the exercise of this Warrant in accordance with its terms, the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder completed such exercise of this Warrant immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

    Section 5. Fundamental Transactions. If at any time while this Warrant is outstanding, (i) the Company effects any merger of the Company with or into another entity, (ii) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (iii) any tender offer or exchange offer (whether by the Company or another individual or entity) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property or (iv) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (other than as a result of a subdivision or combination of shares of Common Stock) (in any such case, a "Fundamental Transaction"), then upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder, (a) upon exercise of this Warrant, the number of shares of ComMon Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the "Alternate Consideration") receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a Holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event. For purposes of any such exercise, the determination of the Exercise Price shall be adjusted to apply to such Alternate ConSideration based on the amount Of Alternate Consideration issuable in respect of one share of. Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a new warrant ..consistent with the foregoing provisions and evidencing the Holders right to exercise such warrant into Alternate Consideration. The terms of any agreement pursuant to which a FundaMental: Transaction is  effected shall include terms, successor or surviving entity to comply With the provisions of this Section 5 and insuring that this Warrant (or any replacement security) Will be similarly adjusted upon any subsequent transaction-analogous to a Fundamental Transaction.

    Section 6.  Transfer of Warrant.

a)              Transferability. Subject to compliance with any applicable securities laws and the conditions set forth in Section 6(d) hereof, this Warrant and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient-to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a -new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant, if properly assigned, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

b)             New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to: be issued, signed by the Holder or its agent or attorney. Subject to compliance with.Section 6(a), as to any transfer which may be involved in such division or combination, the. Company shall execute and deliver a new Warrant or . Warrants in *exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

c)             Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

d)            Transfer Restrictions. The Company may require, as a condition of allowing the transfer of this Warrant (i) the opinion of counsel to the Company that such transfer may be made without registration under the Securities Act and under applicable state securities or blue sky laws, and (ii) that the holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company and (iii) that the transferee be an "accredited investor" as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7), or (a)(8) promulgated under the Securities Act or a "qualified institutional buyer" as defined in Rule 144A(a) under the Securities Act.

    Section 7. Miscellaneous.

a)    No Rights as Shareholder Until Exercise:- This Warrant does not entitle the Holder to any voting rights or other rights as a shareholder of the Company prior to the exercise set forth herein.

b)           "Piggyback" Registration. If at any time the Company shall determine register any of its common stock other than pursuant to (a) a registration relating solely to the sale of securities to participants' in a Company employee benefits plan, (b) a  registration of any form which does not include substantially the same information  as would be required to be included in a registration statement covering  the Sale of the Warrant Shares ("Registrable Shares"), or (c) a registration relating to securities issued in connection with an acquisition by the Company, the Company shall send to Holder written notice of such determination and; if within 20 days after receipt of such notice, Holder shall so request in writing, the Company shall use its commercially reasonable efforts to include in such registration all or part of the Registrable Shares that Holder requests to be registered. If such registration involves an underwritten pUblic offering and the managing underwriter determines in its sole discretion that marketing factors require a limitation on the number of shares that may be included in the registration, the amount of Registrable Shares shall be excluded to the extent determined by the managing underwriter.

c)             Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include. the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or. stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

d)             Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any tight required or granted herein shall not be a Business Day; then such action may be taken or such right may be exercised on the next succeeding Business Day

e)            Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be determined in accordance with the provisions of the Note.

f)              Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant will have restrictions upon resale imposed by state and federal securities. laws.

g)            Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right 7 or otherwise -:prejudice Holder's rights, powers or remedies, notwithstanding the fact that all rights hereunder terminate on the Termination Date.

h)             Notices. Any notice, request or other document required or permitted to be given or delivered the Holder by the Company shall be delivered in accordance with the notice provisions of the Mite.

i)               imitation of Liability. No provision hereof, in the absence of any affirmative action by Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of Holder, shall give rise to any  liability of Holder for the purchase price of any Common
Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

j)              Remedies. Holder, in addition to being entitled to exercise all rights granted by law, hiding recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense.in any action for specific performance that a remedy at law would be adequate.

k)              Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by any such Holder or holder of Warrant Shares.

1)            Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

m)             Severability. Wherever possible, each provision of this Warrant shall be interpreted in such Manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or' he remaining provisions of this Warrant.

n)             Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

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 IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereUnto duly authorized.

Dated: December, 2007

TRANS WORLD BENEFITS INTERNATIONAL, INC.

By: /s/ Charles Seven
Name Charles Seven
Title: Chief Executive Officer

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